Exhibit 32

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Obie Media Corporation (the Company ) on Form 10-Q for the quarterly period ended August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report ), I, Gary F. Livesay, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ GARY F. LIVESAY
        Vice President
        Chief Financial Officer


































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
                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Obie Media Corporation (the Company ) on Form 10-Q for the quarterly period ended August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report ), I, Brian B. Obie, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ BRIAN B. OBIE
        President
        Chief Executive Officer




































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